J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid International Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 7, 2017

to the Summary Prospectuses and

Prospectuses dated March 1, 2017, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan Intrepid International Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Zenah Shuhaiber	2013	Executive Director
Nicholas Horne	2017	Managing Director
Jonathan Ingram	2017	Managing Director

In addition, the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers — Intrepid International Fund” is hereby deleted in its entirety and replaced by the following:

Intrepid International Fund

The portfolio management team utilizes a team based approach and is comprised of Zenah Shuhaiber, Nicholas Horne and Jonathan Ingram. Ms. Shuhaiber, an Executive Director and CFA charterholder, and Nicholas Horne and Jonathan Ingram, both Managing Directors and CFA charterholders, share authority in the management of the Fund. Ms. Shuhaiber is a portfolio manager in the International Behavioral Finance Group based in London. An employee of JPMIM or its affiliates (or one of their predecessors) since 2005, Ms. Shuhaiber has portfolio and research responsibilities for style-based strategies, and has been a portfolio manager of the Fund since February 2013. Mr. Horne is head of investments for the International Behavioral Finance Group. Mr. Horne has been employed by JPMIM or its affiliates (or one of their predecessors) since 2006, and has been a portfolio manager of the Fund since April 2017. Mr. Ingram is a portfolio manager within the Dynamic team of the International Behavioral Finance Group. Mr. Ingram has been employed by JPMIM or its affiliates (or one of their predecessors) since 2000, and has been a portfolio manager of the Fund since April 2017.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-INTEQ-417